                                                                      EXHIBIT 24

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and PATRICIA M. HOLLISTER, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under the stock option plans of YieldUP International Corporation which have been assumed by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 7th day of December, 1999.


                                                   /s/ Joel E. Elftmann
                                           ------------------------------------
                                                   Joel E. Elftmann

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and PATRICIA M. HOLLISTER, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under the stock option plans of YieldUP International Corporation which have been assumed by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 7th day of December, 1999.


                                                 /s/ James A. Bernards
                                          --------------------------------------
                                                 James A. Bernards

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and PATRICIA M. HOLLISTER, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under the stock option plans of YieldUP International Corporation which have been assumed by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 7th day of December, 1999.


                                                     /s/ Neil R. Bonke
                                               ---------------------------------
                                                     Neil R. Bonke

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and PATRICIA M. HOLLISTER, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under the stock option plans of YieldUP International Corporation which have been assumed by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 9th day of December, 1999.


                                                    /s/ Thomas D. George
                                              ----------------------------------
                                                    Thomas D. George

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and PATRICIA M. HOLLISTER, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under the stock option plans of YieldUP International Corporation which have been assumed by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 7th day of December, 1999.


                                                  /s/ Terrence W. Glarner
                                             -----------------------------------
                                                  Terrence W. Glarner

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and PATRICIA M. HOLLISTER, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under the stock option plans of YieldUP International Corporation which have been assumed by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 7th day of December, 1999.


                                                        /s/ Joanna T. Lau
                                                    ----------------------------
                                                        Joanna T. Lau

                             FSI INTERNATIONAL, INC.

                                Power of Attorney
                             of Director or Officer


         The undersigned director or officer of FSI INTERNATIONAL INC. (the "Corporation"), a Minnesota corporation, hereby makes, constitutes, and appoints JOEL A. ELFTMANN and PATRICIA M. HOLLISTER, and each one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as a director or officer of the Corporation to a Registration Statement, under the Securities Act of 1933, as amended, on Form S-8 or other applicable form, and all amendments thereto, to be filed by the Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock to be issued by the Corporation under the stock option plans of YieldUP International Corporation which have been assumed by the Corporation, and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF the undersigned has set the undersigned's hand this 8th day of December, 1999.


                                                   /s/ Charles R. Wofford
                                              ----------------------------------
                                                   Charles R. Wofford